                                                                     EXHIBIT 1.1

                                1,000,000 Shares
                        PINNACLE FINANCIAL PARTNERS, INC.

                                 Common Stock(*)


                             UNDERWRITING AGREEMENT

                                                           _______________, 2002


McDonald Investments Inc.
As Representative of the Several Underwriters
c/o McDonald Investments Inc.
McDonald Investment Center
800 Superior Avenue
Cleveland, Ohio  44114

Dear Sirs:

                  1. INTRODUCTORY. Under the terms set forth in this underwriting agreement (the Agreement"), Pinnacle Financial Partners, Inc., a Tennessee corporation (the "Company"), proposes to issue and sell an aggregate of 1,000,000 shares of its authorized but unissued common stock, $1.00 par value (the "Firm Stock"), of the Company's common stock, $1.00 par value (the "Common Stock"), to the public through the underwriters named in Schedule A annexed hereto (collectively, the "Underwriters") for whom you are acting as Representative (the Representative"). The Company also proposes to grant to the Underwriters the option to purchase up to an additional 150,000 shares of Company Common Stock (hereinafter referred to as the "Option Stock"). The Firm Stock and the Option Stock are hereinafter collectively referred to as the "Stock" and are more fully described in the Registration Statement and the Prospectus (as hereinafter defined). The Company hereby confirms its several agreements with you, acting as the Representative of the Underwriters.

                  2. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to each of the Underwriters that:

                           (a)      The Company does not own or control,
directly or indirectly, any corporation, association or other entity other than those listed in Exhibit 21 to the Registration Statement (as hereinafter defined). The Company has been duly organized and is validly existing as a corporation in good standing under the laws of Tennessee with power and authority to own and lease its properties and conduct its business as described in the Prospectus (as hereinafter defined). Each of the Company's subsidiaries has been duly incorporated and is validly existing as a corporation in good standing under the laws of its respective jurisdiction of incorporation, with power and authority


--------------
(*) Plus an option to purchase up to 150,000 additional shares to cover over-allotments.

to own and lease its properties and conduct its respective business. The Company and each of its subsidiaries are duly qualified to do business as a foreign corporation and are in good standing in all jurisdictions (i) in which the conduct of business, as presently being conducted, requires such qualification (except for those jurisdictions in which the failure to so qualify will not in the aggregate have a material adverse effect on the Company or such subsidiary) and (ii) in which the Company or such subsidiary owns or leases real property. Except as disclosed in the Registration Statement, the Company does not own, directly or indirectly, any equity securities or securities convertible into or exchangeable for equity securities of any other corporation, partnership, joint venture, Massachusetts or other business trust or any other business enterprise.

                           (b)      This Agreement has been duly and validly
authorized, executed and delivered on behalf of the Company and constitutes a valid and binding obligation of the Company enforceable in accordance with its terms.


                           (c)      The Company has prepared and filed with the
Securities and Exchange Commission (the "Commission"), in accordance with the provisions of the Securities Act of 1933, as amended (the "Act"), and the Rules and Regulations of the Commission thereunder (as hereinafter defined), a registration statement on Form SB-2 (Registration No. 333-87938) including a preliminary prospectus relating to the Stock, and such amendments to such registration statement as may have been required prior to the date hereof have been similarly prepared and filed with the Commission. The registration statement as amended at the time when it becomes effective, or, if applicable, as amended at the time the most recent post-effective amendment to such registration statement filed with the Commission prior to the execution and delivery of this Agreement became effective (the "Effective Date"), and including information (if any) contained in a prospectus subsequently filed with the Commission pursuant to Rule 424(b) under the Act, and deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430A or Rule 434 under the Act is hereinafter referred to as the "Registration Statement"; the prospectus in the form first used to confirm sales of Stock, whether or not filed with the Commission pursuant to Rule 424(b) under the Act, is hereinafter referred to as the "Prospectus." If an abbreviated registration statement is prepared and filed with the Commission in accordance with Rule 462(b) under the Act (an "Abbreviated Registration Statement"), the term "Registration Statement" as used in this Agreement includes the Abbreviated Registration Statement.


                           (d)      As of the Effective Date, and at all times
subsequent thereto up to and including the respective Closing Dates (as hereinafter defined) of the offering, the Registration Statement and the Prospectus, and any amendments thereof or supplements thereto, will contain all statements of material facts which are required to be stated therein in accordance with the Act and the applicable rules, regulations and interpretive releases of the Commission thereunder (the "Rules and Regulations"), and will in all material respects conform to the requirements of the Act and the Rules and Regulations; and neither the Registration Statement


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nor the Prospectus, nor any amendment thereof or supplement thereto, will include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the Company makes no representations, warranties or agreements as to information contained in the Registration Statement or the Prospectus or any such amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Company through you as the Representative specifically for inclusion in the Registration Statement or Prospectus. For all purposes of this Agreement, the information set forth in the last paragraph of the cover page and the statements relating to the terms of the offering by the Underwriters set forth under the caption "Underwriting" in the Prospectus constitute the only information relating to any written information furnished by or through the Representative to the Company specifically for inclusion in the Registration Statement, the preliminary prospectus or the Prospectus. The Company has not distributed any offering material in connection with the offering or sale of the Stock other than the Registration Statement, the preliminary prospectus, the Prospectus or any other materials, if any, permitted by the Act.


                           (e)      The Company has a duly authorized and
outstanding capitalization as set forth under "Capitalization" in the Prospectus except for changes due to payments required by debt agreements, or as otherwise provided in the Prospectus; all of the outstanding shares of Common Stock are duly authorized and validly issued, fully paid and nonassessable, are free of any preemptive rights, rights of first refusal or similar rights, were issued and sold in compliance with the applicable Federal and state securities laws and conform in all material respects to the description in the Prospectus; except as described in the Prospectus, there are no outstanding options, warrants or other rights calling for the issuance of, and there are no commitments, plans or arrangements to issue any shares of capital stock of the Company or any security convertible or exchangeable or exercisable for capital stock of the Company. There are no holders of securities of the Company who, by reason of the filing of the Registration Statement have the right (and have not waived such right) to request the Company to include in the Registration Statement securities owned by them, other than such rights as have been satisfied by the inclusion of securities in the Registration Statement.

                           (f)      The Common Stock of the Company conforms in
substance to all statements in relation thereto contained in the Registration Statement and the Prospectus; the Stock to be sold by the Company hereunder has been duly authorized and, when issued and delivered pursuant to this Agreement, will be validly issued, fully paid and nonassessable and will conform to the description thereof contained in the Prospectus. All corporate action required to be taken for the issuance of the Stock by the Company has been validly and sufficiently taken. No preemptive rights of security holders of the Company exist with respect to the issuance and sale of the Stock by the Company pursuant hereto.

                           (g)      All the issued shares of capital stock of
each subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and are owned by the Company free and clear of all liens, encumbrances, equities, security interests, or claims; and there are no outstanding options, warrants or other rights calling for the issuance of, and there are no commitments, plans, agreements or arrangements to issue, any


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shares of capital stock of any subsidiary or any security convertible or exchangeable or exercisable for capital stock of any subsidiary; except as disclosed in the Registration Statement and except for the shares of stock of each subsidiary owned by the Company, neither the Company nor any subsidiary owns, directly or indirectly, any shares of capital stock of any corporation or has any equity interest in any firm, partnership, joint venture, association or other entity.

                           (h)      Subsequent to the respective dates as of
which information is given in the Registration Statement and the Prospectus, except as set forth or contemplated in the Prospectus, (i) neither the Company nor any of its subsidiaries has incurred any material liabilities or obligations, direct or contingent, nor have any of them entered into any material transaction, (ii) there has not been and will not have been any change on a pro forma basis or otherwise in the capital stock or funded debt of the Company and its subsidiaries which is material or any material adverse change in the business or the financial position or results of operations of the Company and its subsidiaries, and (iii) no loss or damage (whether or not insured) to the property of the Company and its subsidiaries have been sustained which materially and adversely affects the operations of the Company and its subsidiaries.

                           (i)      The consummation of the transactions herein
contemplated and the fulfillment of the terms hereof will not result in the creation or imposition of any lien, charge or encumbrance upon any of the assets of the Company or its subsidiaries pursuant to the terms or provisions of, or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or give any other party a right to terminate any of its obligations under, or result in the acceleration of any obligation under, the charter or bylaws of the Company or its subsidiaries, any contract or other agreement to which the Company or its subsidiaries are a party or by which the Company or its subsidiaries or any of their respective properties are bound or affected, or violate or conflict with any judgment, ruling, decree, order, statute, rule or regulation of any court or other governmental agency or body applicable to the business or properties of the Company or its subsidiaries.

                           (j)      The financial statements of the Company and
its subsidiaries included in the Registration Statement and the Prospectus fairly present the financial position and results of operations of the Company and its subsidiaries at the respective dates and for the respective periods to which they apply, and such financial statements have been prepared in conformity with generally accepted accounting principles consistently applied throughout the periods involved.


                           (k)      KPMG LLP, who have examined and expressed
their opinion on the financial statements of the Company referenced in their opinions set forth in the Prospectus, are independent accountants within the meaning of the Act and the Rules and Regulations.


                           (l)      The Company and its subsidiaries hold all
necessary material authorizations, approvals, orders, licenses, certificates and permits of and from all governmental regulatory officials and bodies (collectively the "Licenses") required for the conduct of its

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business as described in the Prospectus, and all such Licenses are valid and in full force and effect, and the Company and its subsidiaries are operating in compliance in all material respects with the terms and provisions of such Licenses and with all material laws, regulations, orders and decrees applicable to the Company and its subsidiaries, and their respective businesses and assets.

                           (m)      Neither the Company nor any of its
subsidiaries is in violation of any applicable Federal, state or local laws, statutes, rules, regulations or ordinances relating to public health, safety or the environment, including, without limitation, relating to releases, discharges, emissions or disposal to air water, land or groundwater, to the withdrawal or use of groundwater, to the use, handling or disposal of polychlorinated biphenyls (PCBs), asbestos or urea formaldehyde, to the treatment, storage, disposal or management of hazardous substances (including, without limitation, petroleum, crude oil or any fraction thereof, or other hydrocarbons), pollutants or contaminants, to exposure to toxic, hazardous or other controlled, prohibited or regulated substances, which violation would have a material adverse effect on the business, condition (financial or other) or results of operations of the Company and its subsidiaries, or which might materially and adversely affect the consummation of the transactions contemplated by this Agreement. In addition, and irrespective of such compliance, neither the Company nor any of its subsidiaries is subject to any liabilities for environmental remediation or clean-up, including any liability or class of liability of the lessee under the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, or the Resource Conservation and Recovery Act of 1976, as amended, which liability would have a material adverse effect on the business, condition (financial or other) or results of operations of the Company and its subsidiaries, or which might materially and adversely affect the consummation of the transactions contemplated by this Agreement.

                           (n)      There are no legal or governmental actions,
suits or proceedings pending or, to the knowledge of the Company, threatened to which the Company or any of its subsidiaries, or any of their executive officers or directors is a party or of which the business or property (including, without limitation, any of the Licenses referred to in (l) above) of the Company or any of its subsidiaries or any of the Company's or any of its subsidiaries' employees is the subject which could have a material adverse effect on the business, condition (financial or other) or results of operations of the Company and its subsidiaries, except as set forth in the Prospectus.

                           (o)      Neither the Company nor any of its
subsidiaries is in violation of its charter or bylaws or other organizational documents, and no default exists by the Company or any of its subsidiaries in the due performance and observance of any term, covenant or condition of any agreement material to the Company and its subsidiaries to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound.

                           (p)      The Company and its subsidiaries have good
title to, or valid and enforceable leasehold estates in, all properties and assets used for their businesses (including the property described in the Prospectus as being owned or leased by the Company), in each case free and clear of all liens, encumbrances and defects other than those set forth or referred to in

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the Registration Statement or Prospectus or those which do not materially affect the value of such property or leasehold and do not materially interfere with the use made or proposed to be made of such property or leasehold by the Company and its subsidiaries; and all of the leases and subleases under which the Company and its subsidiaries hold such properties are in full force and effect.


                           (q)      No consent, approval, authorization or order
of, or any filing or declaration with, any court or governmental agency or body is required in connection with the authorization, issuance, transfer, sale or delivery of the Stock by the Company, in connection with the execution, delivery and performance of this Agreement by the Company or in connection with the taking by the Company of any action contemplated hereby, except such as have been obtained under the Act or the Rules and Regulations and such as may be required under state securities or Blue Sky laws or the bylaws and rules of the National Association of Securities Dealers, Inc. (the "NASD") in connection with the purchase and distribution by the Underwriters of the Stock.

                           (r)      The Common Stock has been registered under
Section 12(g) of the Securities Exchange Act of 1934, as amended, and have been authorized for trading on the over-the-counter bulletin board (the "OTCBB").

                           (s)      The outstanding debt, the properties and the
business of the Company and its subsidiaries conform in all material respects to the description thereof contained in the Registration Statement and the Prospectus.

                           (t)      The Company and its subsidiaries have filed
on a timely basis all necessary Federal, state, local and foreign income and franchise tax returns required to be filed through the date hereof and have paid all taxes shown as due thereon; and no tax deficiency has been asserted against the Company or any of its subsidiaries, nor does the Company know of any tax deficiency which is likely to be asserted against the Company or any of its subsidiaries which if determined adversely to the Company or such subsidiary could materially adversely affect the business, prospects, properties, assets, results of operations or condition (financial or otherwise) of the Company and its subsidiaries. All tax liabilities are adequately provided for on the books of the Company in all material respects.

                           (u)      The Company and each of its subsidiaries
maintain insurance of the types and in the amounts generally deemed adequate for their businesses and, to the best of the Company's knowledge, consistent with insurance coverage maintained by similar companies in similar businesses, including, but not limited to, insurance covering (i) personal injury claims and
(ii) real and personal property owned or leased by the Company and its subsidiaries against theft, damage, destruction, acts of vandalism and all other risks customarily insured against, all of which insurance is in full force and effect.

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                           (v)      To the best of the Company's knowledge, no
labor problem exists with its employees or is threatened or imminent that could materially adversely affect the Company and its subsidiaries, and the Company is not aware of any existing, threatened or imminent labor disturbance by the employees of any of its principal suppliers, contractors or customers that could be expected to materially adversely affect the business, prospects, properties, assets, results of operation or condition (financial or other) of the Company and the subsidiaries. The Company and its subsidiaries are in compliance in all material respects with all Federal, state and local employment and labor laws, including, but not limited to, laws relating to non-discrimination in hiring, promotion and pay of employees.

                           (w)      The Company has obtained the agreement of
each of its executive officers and directors that, for a period of 180 days from the date of the final prospectus, such persons will not, without the prior written consent of the Representative, directly or indirectly sell, offer to sell, grant any option for the sale of, or otherwise dispose of any of the Company's Common Stock (including, without limitation, shares of Common Stock which may be deemed to be beneficially owned by such persons in accordance with the 1934 Act Regulations) or any securities convertible into Common Stock.

                           (x)      Neither the Company nor any of its officers,
directors or affiliates (as defined in the Act and the Rules and Regulations), has taken or will take, directly or indirectly, any action designed to stabilize or manipulate, or which has constituted, or might in the future reasonably be expected to cause or result in, stabilization or manipulation of, the price of any security of the Company in order to facilitate the sale or resale of the Stock or otherwise.

                           (y)      The Company maintains a system of internal
accountings control sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Without limiting the foregoing, the Company's system of internal accounting controls is sufficient to meet the broad objectives of internal accounting control insofar as those objectives pertain to the prevention or detection of errors or irregularities in amounts that would be material in relation to the Company's financial statements; and, to the best of the Company's knowledge, neither the Company nor any employee or agent of the Company or any of its subsidiaries has made any payment of funds of the Company or any of its subsidiaries or received or retained any funds and no funds of the Company or any of its subsidiaries have been set aside to be used for any payment in violation of any law, rule or regulation.

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                           (z)      The Company is not an "investment company"
or an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended.

                           (aa)     All contracts and documents which are
required to be filed as exhibits to the Registration Statement have been so filed.

                           (bb)     With respect to each employee benefit plan,
program and arrangement (including, without limitation, any "employee benefit plan" as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")) maintained or contributed to by the Company or its subsidiaries, or with respect to which the Company or its subsidiaries could incur any liability under ERISA (collectively, the "Benefit Plans"), no event has occurred and, to the best knowledge of the Company, there exists no condition or set of circumstances, in connection with which the Company or its subsidiaries could be subject to any liability under the terms of such Benefit Plans, applicable law (including, without limitation, ERISA and the Internal Revenue Code of 1986, as amended) or any applicable agreement that could materially adversely affect the business, properties, business prospects, condition (financial or otherwise) or results of operations of the Company or its subsidiaries.


                  3. SALE, PURCHASE AND DELIVERY OF STOCK. (a) On the basis of the representations and warranties herein contained, but subject to the terms and conditions herein set forth, the Company hereby agrees to sell to each Underwriter, and each Underwriter, severally and not jointly, agrees to purchase from the Company the respective number of shares of the Firm Stock set forth opposite the Underwriter's name in Schedule A hereto, at a price of $______ per share.

                  (b) The Company will deliver the Firm Stock to you for the respective accounts of the several Underwriters at the office of McDonald Investments Inc., McDonald Investment Center, 800 Superior Avenue, Cleveland, Ohio 44114, at 10:00 A.M., Cleveland time, or to your designee at a specified place at the same time, against payment of the purchase price at the place of such Closing by certified or official bank check in next day funds drawn to the order of the Company on the third full business day after the Effective Date of the Registration Statement (or, if the Firm Stock is priced after 4:30 p.m., Cleveland time on the Effective Date of the Registration Statement, the fourth full business day after the Effective Date of the Registration Statement), or at such other time not later than seven full business days after such public offering as you shall determine, such time and place being herein referred to as the "Closing Date." The certificates for the Firm Stock so to be delivered will be in such denominations and registered in such names as you may specify to the Company at or before 3:00 P.M., Cleveland time, on the second full business day prior to the Closing Date. Such certificates will be made available for checking and packaging at least 24 hours prior to the Closing Date. In the alternative, delivery of the purchase price may be made by wire transfer to

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an account designated by the Company and delivery of the Firm Stock may be made through the "full fast" system of the Depository Trust Company, in each case pursuant to the schedule set forth above.

                  (c) On the basis of the representations and warranties herein contained, but subject to the terms and conditions herein set forth, the Company hereby grants an option to the several Underwriters to purchase, severally and not jointly, up to 150,000 additional shares in the aggregate of the Option Stock at the purchase price set forth in Section 3(a) hereof, for use solely in covering any over-allotments made by the Underwriters in the sale and distribution of the Firm Stock. The option granted hereunder may be exercised at any time (but not more than once) within 30 days after the Effective Date of the Registration Statement, upon written or telegraphic notice by the Representative to the Company setting forth the aggregate number of shares of the Option Stock as to which the Underwriters are exercising the option and the time and place at which certificates will be delivered, such time (which, unless otherwise determined by you and the Company, shall not be earlier than three nor later than seven full business days after the exercise of said option) being herein called the "Second Closing Date." The number of shares of the Option Stock to be sold by the Company to each Underwriter and purchased by such Underwriter from the Company shall be the same percentage of the total number of shares of the Option Stock to be purchased by the several Underwriters on the Second Closing Date as such Underwriter purchased of the total number of shares of the Firm Stock, as adjusted by the Representative to avoid fractions and to reflect any adjustment required by Section 11 hereof. The Company will deliver certificates for the shares of the Option Stock being purchased by the several Underwriters to you on the Second Closing Date at the place and time of such Closing, or to your designee at a specified place at the same time, against payment of the purchase price at the place of such Closing, by certified or official bank checks in next day funds drawn to the order of the Company. The certificates for the Option Stock so to be delivered will be in such denominations and registered in such names as you may specify to the Company at or before 3:00 P.M., Cleveland time, on the second full business day prior to the Second Closing Date. Such certificates will be made available for checking and packaging at least 24 hours prior to the Second Closing Date. In the alternative, delivery of the purchase price may be made by wire transfer to an account designated by the Company and delivery of the Option Stock may be made through the "full fast" system of the Depository Trust Company, in each case pursuant to the schedule set forth above. The option granted hereby may be cancelled by you as the Representative of the several Underwriters, as to the shares of the Option Stock for which the option is unexercised, at any time prior to the expiration of the 30-day period, upon notice to the Company.

                  (d) The cost of original issue tax stamps, if any, in connection with the issuance and delivery of the Firm Stock and Option Stock by the Company to the respective Underwriters shall be borne by the Company. The Company will pay and save each Underwriter and any subsequent holder of the Stock harmless from any and all liabilities with respect to or resulting from any failure or delay in paying Federal and state stamp and other transfer taxes, if any, which may be payable or determined to be payable in connection with the original issuance or sale to such Underwriter of the Firm Stock and Option Stock.

         4. OFFERING BY UNDERWRITERS. Subject to the terms and conditions hereof, the several Underwriters agree that (i) they will offer the Stock to the public as set forth in the Prospectus as soon after the Registration Statement becomes effective as may be practicable, but in no event later than 5:00 p.m., Cleveland time, on the 15th business day subsequent to the Effective Date of the Registration Statement, and (ii) they will offer and sell the Stock to the public only in those jurisdictions, and in such amounts, where due qualification and/or registration has been effected or an exemption from such qualification and/or registration is available under the applicable securities or Blue Sky laws of such jurisdiction; it being understood, however, that such agreement only covers the initial sale of the Stock by the Underwriters and not any subsequent sale of such Stock in any trading market which may develop after the public offering.

         5. COVENANTS OF THE COMPANY. The Company covenants and agrees with each of the Underwriters that:

                  (a) The Company will make every reasonable effort to cause the Registration Statement to become effective and will advise you when it is effective under the Act. The Company will not file any amendment to the Registration Statement, or supplement to the Prospectus, unless a copy thereof is first submitted to you within a reasonable period of time prior to the filing thereof and you have no reasonable objection to such amendment or supplement.

                  (b) The Company will advise you promptly of any request of the Commission for amendment of the Registration Statement or Prospectus or for additional information and of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of the institution of any proceedings for that purpose of which it has knowledge, and the Company will make every reasonable effort to prevent the issuance of any such stop order and to obtain as soon as possible the lifting thereof, if issued.

                  (c) The Company will comply, to the best of its ability, with the Act so as to permit the continuance of sales of and dealings in the Stock under the Act for such period as may be required by the Act; whenever it is necessary to amend or supplement the Prospectus to make the statements therein not misleading, furnish, without charge to you as the Representative, either amendments to the Prospectus or supplemental information, so that the statements in the Prospectus as so amended or supplemented will not be misleading; and file a post-effective amendment to the Registration Statement whenever such an amendment may be required and furnish, without charge to you, a reasonable number of copies of any such amendment and related Prospectus.

                  (d) Not later than the 45th day following the end of the fiscal quarter first occurring after the first anniversary of the Effective Date, the Company will make generally available to its security holders and deliver to you an earnings statement (which need not be audited) covering a period of at least 12 months beginning not earlier than the Effective Date which shall satisfy the provisions of Section 11(a) of the Act and/or Rule 158 promulgated under the Act.

                  (e) The Company will furnish to you copies of the Registration Statement (two of which will be signed and will include all exhibits thereto), each preliminary prospectus, the Prospectus, all amendments of and supplements to such documents, and all correspondence between the Commission and the Company or its counsel or accountants relating thereto, in each case as soon as available and in such quantities as you may reasonably request.

                  (f) For a period of three years from the date of the Prospectus, the Company will deliver to you (i) within 90 days after the end of each fiscal year, consolidated balance sheets, statements of income, statements of cash flow and statements of changes in stockholders' equity of the Company and its consolidated subsidiaries, if any, as at the end of and for such year and the last preceding year, all in reasonable detail and certified by independent accountants, (ii) within 45 days after the end of each of the first three quarterly periods in each fiscal year, unaudited consolidated balance sheets and statements of income, statements of cash flow and statements of changes in stockholders' equity of the Company and its consolidated subsidiaries, if any, as at the end of and for such period, all in reasonable detail, (iii) as soon as available, all such proxy statements, financial statements and reports as the Company shall send or make available to its stockholders or the stockholders of any subsidiary any of whose stock is owned by any person other than the Company or any subsidiary, and (iv) copies of all annual or periodic reports as the Company or any subsidiary shall file with the Commission as required by the Act, the Exchange Act and any rules or regulations thereunder, which are available for public inspection at the Commission, or any material reports filed in connection with the Company's listing on any stock exchange.

                  (g) The Company will apply the net proceeds from the sale of the Stock sold by it in the manner set forth in the Prospectus, and will comply with any reporting obligations as may be required by Rule 463 under the Act.

                  (h) If, at the time that the Registration Statement becomes effective, any information shall have been omitted therefrom in reliance upon Rule 430A promulgated under the Act, then immediately following the execution of this Agreement, the Company will prepare, and file or transmit for filing with the Commission in accordance with Rule 430A and Rule 424(b) promulgated under the Act, copies of an amended Prospectus or, if required by such Rule 430A, a post-effective amendment (including an amended Prospectus), containing all information so omitted.

                  (i) The Company will file with the NASD all documents and notices required of companies that have issued securities that are traded on the OTCBB.

                  (j) The Company will cooperate with you and your counsel to qualify the Stock for sale under the securities or Blue Sky laws of such jurisdictions within the United States as you designate, including furnishing such information and executing such instruments as may be required, and will continue such qualifications in effect for a period of at least three months from the date hereof; provided, however, the Company shall not be required to register or qualify as a foreign corporation or as a dealer in securities nor, except as to matters and transactions relating to the offer and sale of the Stock, consent to a service of process in any jurisdiction.

                  (k) For a period of 180 days from the time of the public offering of the Stock by the Underwriters, the Company will not, except with your prior written consent, directly or indirectly, sell, offer to sell, grant any option for the sale of, or otherwise dispose of, any Common Stock or securities convertible into Common Stock for cash, except pursuant to the exercise of any outstanding stock options of the Company that are described in the Prospectus or to employee benefit plans of the Company or its subsidiaries, provided, that the Company will not grant options to purchase shares of Common Stock under any employee benefit plan at a price less than the public offering price.

                  (l) The Company and its subsidiaries will remain in compliance with the financial record-keeping requirements and internal accounting control requirements of Section 13(b)(2) of the Exchange Act.

                  (m) The Company, during the period when the Prospectus is required to be delivered under the Act, will file all documents required to be filed with the Commission pursuant to Sections 13, 14 or 15 of the Exchange Act within the time periods required by the Exchange Act and the rules and regulations promulgated thereunder.


         6. PAYMENT OF EXPENSES. The Company will pay or cause to be paid all costs and expenses incident to the performance of the obligations of the Company hereunder, including, but not limited to: (a) the reasonable fees and disbursements of its counsel; (b) the reasonable fees, costs and expenses of preparing, printing and delivering the certificates for the Stock; (c) the reasonable fees, costs and expenses of the transfer agent and registrar for the Common Stock; (d) the reasonable fees and disbursements of its accountants; (e) the filing fees and reasonable expenses incurred in connection with the qualification, registration or exemption of the Stock under state securities or Blue Sky laws and the reasonable fees and disbursements of counsel for the Underwriters in connection with such qualification, registration or exemption and the preparation and printing of the preliminary and final Blue Sky Surveys;
(f) the filing fees and reasonable expenses paid and incurred by the Underwriters, including reasonable fees and disbursements of counsel for Underwriters, in connection with the review of the terms of the underwriting arrangements by the NASD; (g) the costs and expenses in connection with the preparation, printing and filing of the Registration Statement (including exhibits thereto) and the Prospectus and the furnishing to the Underwriters of such copies of each preliminary and final Prospectus as the Underwriters may reasonably require; and (h) the costs and expenses in connection with the printing of this Agreement, the Agreement Among Underwriters, the Selected Dealers Agreement and other documents distributed to the Underwriters.


         7. CONDITIONS OF THE OBLIGATION OF THE UNDERWRITERS. The obligations of the several Underwriters to purchase and pay for the Firm Stock on the Closing Date and the Option Stock on the Second Closing Date shall be subject to the condition that the representations and warranties made by the Company herein are true and correct as of the date hereof and as of the respective Closing Dates, to the condition that the written statements of Company officers made pursuant to the provisions hereof are true and correct, and to the performance by the Company of their obligations hereunder and to the following additional conditions:

                  (a) The Registration Statement shall have become effective not later than 5:00 P.M., Cleveland time, on the date of this Agreement, or at such later time as shall have been consented to by you in writing, and prior to each Closing Date no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or shall be pending, or to the knowledge of the Company or you, shall be contemplated by the Commission.

                  (b) You shall not have advised the Company that the Registration Statement or Prospectus or any amendment thereof or supplement thereto contains an untrue statement of fact which, in the reasonable opinion of Powell, Goldstein, Frazer & Murphy LLP, counsel for the Underwriters, is material, or omits to state a fact which, in the opinion of such counsel, is material and is required to be stated therein or is necessary to make the statements therein not misleading.

                  (c) You shall have received as of each Closing Date (or prior thereto as indicated) the following:

                           (i)      An opinion of Bass, Berry & Sims PLC, dated
the respective Closing Dates, to the effect that:

                                    (aa)     The Company has been duly organized
and is validly existing as a corporation in good standing under the laws of Tennessee with corporate power and authority to own its properties and conduct its business as described in the Prospectus. Each of the Company's subsidiaries has been duly incorporated and is validly existing as a corporation or other legal entity in good standing under the laws of its respective jurisdiction of incorporation or organization, with power and authority to own and lease its properties and conduct its respective business. The Company and each of its subsidiaries are duly qualified to do business as a foreign corporation and are in good standing in all jurisdictions (i) in which the conduct of business, as presently being conducted requires such qualification (except for those jurisdictions in which the failure to so qualify will not, in the aggregate, have a material adverse effect on the Company and its subsidiaries) and (ii) in which the Company or such subsidiary owns or leases real property.

                                    (bb)     The authorized capital stock of the
Company is as set forth under "Capitalization" in the Prospectus; all issued and outstanding shares of Common Stock of the Company have been duly authorized and validly issued, are free of preemptive rights of stockholders, rights of first refusal or similar rights and are fully paid and nonassessable. Except as described in the Prospectus, there are no outstanding options, warrants or other rights calling for the issuance of, and there are no commitments, plans or arrangements to issue any shares of capital stock of the Company or any security convertible or exchangeable or exercisable for capital stock of the Company. There are no holders of securities of the Company who, by reason of the filing of the Registration Statement have the right (and have not waived such right) to request the Company to include in the Registration Statement securities owned by them, other than such rights as have been satisfied by the inclusion of securities in the Registration Statement.

                                    (cc)     The shares of Common Stock of the
Company to be issued and sold by the Company hereunder have been duly authorized, and, when issued, delivered and paid for pursuant to this Agreement, will be validly issued, fully paid and nonassessable. No preemptive rights of security holders of the Company exist with respect to the issuance and sale of the stock by the Company pursuant to this Agreement. The Common Stock of the Company conforms to the description thereof contained in the Prospectus and the certificates for the Common Stock of the Company (including the Stock) are in due and legal form under Tennessee law.

                                    (dd)     The Company has the corporate power
and authority to enter into and perform this Agreement, and to issue and deliver the Stock as provided herein. The execution, delivery and performance of this Agreement by the Company has been duly authorized by all necessary action of the Company. This Agreement constitutes the legal, valid and binding obligation of the Company, enforceable in accordance with its terms, except as rights to indemnity may be limited by public policy and applicable federal or state securities laws and except as enforcement thereof may be limited by bankruptcy, insolvency or other laws of general application affecting the enforcement of creditors' rights or by limitations upon the availability of certain remedies that may be precluded by general principles of equity.

                                    (ee)     All the issued shares of capital
stock of each subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and are owned by the Company free and clear of all liens, encumbrances, equities, security interests, or claim; and there are no outstanding options, warrants or other rights calling for the issuance of, and, to such counsel's knowledge, there are no commitments, plans or arrangements to issue, any shares of capital stock of any subsidiary or any security convertible or exchangeable or exercisable for capital stock of any subsidiary; except as disclosed in the Registration Statement and except for the shares of stock of each subsidiary owned by the Company, neither the Company nor any subsidiary owns, directly or indirectly, any shares of capital stock of any corporation or has any equity interest in any firm, partnership, joint venture, association or other entity.

                                    (ff)     The Registration Statement has
become effective under the Act and, to the best of the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Act. The Registration Statement and the Prospectus, and each amendment thereof or supplement thereto (except for the financial statements and schedules included therein as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Act and the Rules and

Regulations; the descriptions in the Registration Statement and the Prospectus of the Common Stock, statutes, regulations, leases, employee benefit plans, contracts and other documents are materially accurate and fairly present the information required to be shown; and such counsel does not know of any legal or governmental proceedings which are required by the Act and the Rules and Regulations to be described in the Prospectus and which are not described as so required, or of any leases, contracts or other documents of a character which are required by the Act and the Rules and Regulations to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement and which are not described and/or filed as so required.


                                    (gg)     The consummation of the
transactions herein contemplated and the fulfillment of the terms hereof will not result in a breach of any of the terms and provisions of, or constitute a default under, any indenture, mortgage, deed of trust or other agreement or instrument to which the Company or any of its subsidiaries is a party and of which such counsel has knowledge after reasonable investigation, or the charter or bylaws of the Company, or the organizational documents of any of its subsidiaries, or, to the knowledge of such counsel, any order, rule or regulation applicable to the Company or any of its subsidiaries of any court or of any federal or state regulatory body or administrative agency or other governmental body having jurisdiction over the Company or any of its subsidiaries or the properties of any of them, except as may be required under the securities or Blue Sky laws of any jurisdiction, as to which such counsel need not express an opinion, and for such breaches or defaults as will not have a material adverse effect on the consummation of the transactions herein contemplated and the fulfillment of the terms hereof by the Company.

                                    (hh)     All approvals, consents and orders
of all governmental bodies required in connection with the valid authorization, issuance and sale of the Stock as contemplated by this Agreement have been obtained, except such as may be required under the securities or Blue Sky laws of any jurisdiction as to which such counsel need not express an opinion.


                                    (ii)     To such counsel's knowledge,
neither the Company nor any of its subsidiaries is in violation of its charter or bylaws or other organizational documents, and no default exists by the Company or any of its subsidiaries in the due performance and observance of any term, covenant or condition of any agreement material to the Company and its subsidiaries to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound.

                                    (jj)     The Company is not an "investment
company" or an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended.

                                    (kk)     To such counsel's knowledge, the
Company and its subsidiaries hold and are in compliance with all necessary Licenses required for the conduct of its business as described in the Prospectus, except where the failure to so hold or comply with any License would not have, individually or in the aggregate, a material adverse effect on the business, condition (financial or other) or results of operations of the Company and its subsidiaries, taken as a whole.

                                    (ll)     Except as set forth in the
Prospectus, such counsel does not know of any past, pending or threatened action, suit, proceeding, inquiry or investigation before any court or before or by any public, regulatory or governmental body or board against or involving the business or property of the Company or any of its subsidiaries which, if successful, could have a material adverse effect on the business, condition (financial or other) or results of operations of the Company and its subsidiaries, taken as a whole.

                                    (mm)     No facts have come to the attention
of such counsel which would lead such counsel to believe that either the Registration Statement at the time it became effective and at the Closing Date or the Second Closing Date, as the case may be, contained an untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus as of the date thereof and as of the Closing Date or the Second Closing Date, as the case may be, contained an untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading (it being understood that such counsel need express no belief or opinion with respect to the financial statements and schedules and other financial data included therein).

         In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws other than the laws of the United States and jurisdictions in which they are admitted, to the extent specified in such opinion, if at all, upon an opinion or opinions of other counsel, familiar with the applicable laws; and (B) as to matters of fact on certificates of officers of the Company and certificates or other written statements of officers of departments of various jurisdictions having custody of documents respecting the corporate existence or good standing of the Company and its subsidiaries. The opinion of such counsel for the Company shall state that the opinion of any such other counsel is in form satisfactory to such counsel and, in their opinion, you and they are justified in relying thereon.

                           (iii)    Such opinion or opinions of Powell,
Goldstein, Frazer & Murphy LLP, counsel for the Underwriters, dated the respective Closing Dates, with respect to the sufficiency of all corporate proceedings and other legal matters relating to this Agreement, the validity of the Stock, the Registration Statement, the Prospectus, and other related matters as you may reasonably request, and the Company shall have furnished to such counsel such documents as they may request for the purpose of enabling them to pass upon such matters. In connection with such opinions, such counsel may rely on representations or certificates of officers of the Company.

                           (iv)     A certificate of the Company executed by the
principal executive officer and the principal financial and accounting officer of the Company, dated each respective Closing Date, to the effect that:

                                    (aa)     The representations and warranties
of the Company in Section 2 of this Agreement are true and correct as of each respective Closing Date, each of the covenants required herein to be performed by the Company on or prior to each respective Closing Date has been duly, timely, and fully performed and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to each respective Closing Date.

                                    (bb)     No stop order suspending the
effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the respective signers of the certificate, are contemplated under the Act.

                                    (cc)     The signers of the certificate have
carefully examined the Registration Statement and the Prospectus; no facts have come to their attention which would lead them to believe that either the Registration Statement at the time it became effective (or any amendment thereof or supplement thereto made prior to the Closing Date or the Second Closing Date, as the case may be, as of the date of such amendment or supplement) contained an untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus as of the date thereof (or any amendment thereof or supplement thereto made prior to the Closing Date or the Second Closing Date, as the case may be, as of the date of such amendment or supplement) contained an untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; since the latest respective dates as of which information is given in the Registration Statement, there has been no material adverse change in the general affairs, financial position, business or results of operations of the Company and its subsidiaries, except as set forth in or contemplated by the Prospectus; and since the Effective Date of the Registration Statement there has occurred no event required to be set forth in an amended or supplemented Prospectus which has not been set forth.


                           (v)      Letters from KPMG LLP dated respectively the
date of this Agreement and each respective Closing Date, addressed to you and in form and substance previously approved by you, with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectus.


                  (d) Prior to the Closing Date, the Company shall have furnished to you such further certificates and documents as you may reasonably request.

                  (e) The National Association of Securities Dealers, Inc. shall have approved the underwriting terms and arrangements and such approval shall not have been withdrawn or limited.

                  (f) Prior to each Closing Date no stop orders suspending the qualification of the Stock under the securities or Blue Sky laws of the states in which the Stock is to be offered and sold shall have been issued and no proceedings for that purpose shall have been instituted or shall be pending, or to the knowledge of the Company or you, shall be contemplated by the applicable state securities administrators.

                  If any condition of the Underwriters' obligations hereunder to be satisfied prior to any Closing Date is not so satisfied, this Agreement may be terminated by you prior to such Closing Date, by notice in writing or by telegram confirmed in writing to the Company.

                  All such opinions, certificates, letters and documents furnished to you pursuant to this Section 7 will be in compliance with the provisions hereof only if they are in all material respects satisfactory to you and to Powell, Goldstein, Frazer & Murphy LLP, counsel for the Underwriters, as to which both you and such counsel shall act reasonably. The Company will furnish you with such executed and conformed copies of such opinions, certificates, letters and documents as you may request.

                  You, on behalf of the Underwriters, may waive in writing the compliance by the Company of any one or more of the foregoing conditions or extend the time for their performance.

                  8. REPRESENTATIONS OF THE UNDERWRITERS. Each of the Underwriters severally represents and warrants to the Company that the information furnished to the Company in writing by such Underwriters or by you expressly for use in the preparation of the Registration Statement or the Prospectus does not, and any amendments thereof or supplements thereto thus furnished will not, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. Through you, each Underwriter has only furnished to the Company expressly for such use, the statements made in the last paragraph of the cover page of the Prospectus and the statements relating to the terms of the offering by the several Underwriters set forth under the caption "Underwriting" in the Prospectus.

                  9. TERMINATION OF AGREEMENT. This Agreement shall become effective: (a) upon the execution and delivery hereof by the parties hereto; or
(b) if, at the time this Agreement is executed and delivered, it is necessary for the Registration Statement or a post-effective amendment thereto to be declared effective before the offering of the Stock may commence, when notification of the effectiveness of the Registration Statement or such post-effective amendment has been released by the Commission. At any time before the happening of such occurrence, the Company may, by notice to you, terminate this Agreement; and at any time prior to such time, you, as the Representative of the several Underwriters, may, by notice to the Company, terminate this Agreement.

                  This Agreement may also be terminated by you, as the Representative of the several Underwriters, by notice to the Company on or after the Effective Date of the Registration Statement and prior to each respective Closing Date, if at any time during such period any of the following has occurred: (i) except as disclosed in or contemplated by the Registration Statement, since the respective dates as of which information is given in the Registration Statement and the

Prospectus, any material adverse change or any development involving a prospective material adverse change in or affecting the condition, financial or otherwise, of the Company and its subsidiaries taken as a whole or the earnings, business affairs, management or business prospects of the Company and its subsidiaries taken as a whole, whether or not arising in the ordinary course of business; (ii) any outbreak of hostilities or escalation in existing hostilities anywhere in the world or other national or international calamity or crisis or change in economic or political conditions, if the effect of such outbreak, escalation, calamity, crisis or change on the financial markets in the United States would, in your reasonable judgment, make it impracticable to offer for sale or to enforce contracts made by the Underwriters for the resale of the Stock agreed to be purchased hereunder; (iii) any general suspension of trading in securities on the New York Stock Exchange or the American Stock Exchange or the Nasdaq Stock Market or any general limitation on prices for such trading or any general restrictions on the distribution of securities, all to such a degree as would in your reasonable judgment materially adversely affect the market for the Stock; or (iv) a banking moratorium shall have been declared by either Federal, Tennessee or New York State authorities.

                  This Agreement may also be terminated as provided in Sections 7 and 11 hereof.

                  If this Agreement shall be terminated by you because of any failure on the part of the Company to comply with any of the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Company shall be unable to perform its obligations under this Agreement, the Company shall pay, in addition to the costs and expenses referred to in Section 6, all reasonable out-of-pocket expenses incurred by the Underwriters in contemplation of the performance by them of their obligations hereunder, including but not limited to the reasonable fees and disbursements of counsel for the Underwriters, the Underwriters' reasonable printing and traveling expenses and postage, telegraph and telephone charges relating directly to the offering contemplated by the Prospectus, and also including reasonable advertising expenses of the Representative incurred after the Effective Date of the Registration Statement and so relating, it being understood that such out-of-pocket expenses shall not include any compensation, salaries or wages of the officers, partners or employees of any of the Underwriters. Only such out-of-pocket expenses as shall be accounted for by the Underwriters shall be paid to the Underwriters by the Company.

                  The Company shall not in any event be liable to the several Underwriters for damages on account of loss of anticipated profits arising out of the transactions contemplated by this Agreement.


                  10. INDEMNIFICATION. (a) The Company will indemnify and hold harmless each Underwriter, and each person, if any, who controls each Underwriter within the meaning of the Act, against any losses, claims, damages or liabilities, joint or several, to which such Underwriter or such controlling person may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any related preliminary prospectus (if used prior to the Effective Date), the Prospectus or any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and, subject to the provisions of Section 10(c), will reimburse each Underwriter and each such controlling person for any legal or other expenses reasonably incurred by such Underwriter or such controlling person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this
Section 10(a) with respect to any preliminary prospectus shall not inure to the benefit of any Underwriter or to the benefit of any person controlling such Underwriter in respect of any loss, claim, damage, liability or action asserted by a person who purchases shares of the Stock from such Underwriter, if such Underwriter failed to send or give a copy of the Prospectus (as the same may then be amended or supplemented) to such person with or prior to written confirmation of the sale to such person; and provided, further, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or omission or alleged omission made in the Registration Statement, any preliminary prospectus, the Prospectus or any amendment thereof or supplement thereto in reliance upon or in conformity with written information furnished to the Company by an Underwriter specifically for use in the preparation thereof, as referred to in the last sentence of Section 8 hereof. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

                  (b) Each Underwriter will indemnify and hold harmless the Company, each person, if any, who controls the Company within the meaning of the Act, each of its directors, and each of its officers who have signed the Registration Statement against any losses, claims, damages or liabilities to which the Company, or any such director or officer may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any preliminary prospectus, the Prospectus, or any amendment thereof or supplement thereto, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, any preliminary prospectus, the Prospectus or any amendment thereof or supplement thereto in reliance upon or in conformity with written information furnished to the Company by such Underwriter through you, as the Representative of the Underwriters, specifically for use in the preparation thereof, as referred to in the last sentence of Section 8 of this Agreement; and will reimburse the Company and each such director or officer for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action. This indemnity agreement will be in addition to any liability which the Underwriters may otherwise have.

                  (c) Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section, notify each party against whom indemnification is to be sought in writing of the commencement thereof; but the omission so to notify an indemnifying party will not relieve it from any liability which they may have to any indemnified party otherwise than under this Section. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate in, and to the extent that it may wish, to assume the defense thereof, with counsel approved by such indemnified party (which approval shall not be unreasonably withheld), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof except as provided below and except for the reasonable costs of investigation subsequently incurred by such indemnified party in connection with the defense thereof. The indemnified party shall have the right to employ its counsel in any such action, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the employment of counsel by such indemnified party has been authorized in writing by the indemnifying party, (ii) the named parties to any such action include both the indemnifying party and the indemnified party, and the indemnified party shall have reasonably concluded that there is an actual or potential conflict of interest between the indemnifying party and the indemnified party in the conduct of the defense of such action (in which case the indemnifying party shall not have the right to direct the defense of such action on behalf of the indemnified party) or (iii) the indemnifying party shall not have employed counsel to assume the defense of such action within a reasonable time after notice of the commencement thereof, in each of which cases the fees and expenses of counsel shall be at the expense of the indemnifying party. In no event shall the indemnifying party be liable for the fees and expenses of more than one counsel for all indemnified parties in connection with any one or separate but similar or related actions in the same jurisdiction arising out of the same allegations or circumstances. Anything in this Section to the contrary notwithstanding, an indemnifying party shall not be liable for any settlement of any claim or action effected without its written consent.

                  (d) In order to provide for contribution in circumstances in which the indemnification provided for in this Section is for any reason held to be unavailable from the Company or the Underwriters or is insufficient to hold harmless a party indemnified hereunder, the Company and the Underwriters shall contribute to the aggregate losses, claims, damages, liabilities and expenses of the nature contemplated by such indemnification provisions (including any investigation, legal and other expenses incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claims asserted, but after deducting in the case of losses, claims, damages, liabilities and expenses suffered by the Company, any contribution received by the Company from persons, other than the Underwriters, who may also be liable for contribution, including persons who control the Company within the meaning of the Act, officers of the Company who signed the Registration Statement and directors of the Company) to which the Company and one or more of the Underwriters may be subject, in such proportions as is appropriate to reflect the relative benefits received by the Company and the Underwriters from the offering of the Stock or, if such allocation is not permitted by applicable law or indemnification is not available as a result of the indemnifying party not having received notice as provided in this Section, in such proportion as is appropriate to reflect not only the relative benefits referred to above but also the relative fault of the Company and the Underwriters in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Underwriters shall be deemed to be in the same proportion as (i) the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the Company and (ii) the underwriting discounts and commissions received by the Underwriters, respectively, in each case as set forth in the table on the cover page of the Prospectus. The relative fault of the Company and of the Underwriters shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omissions or alleged omission to state a material fact relates to information supplied by the Company or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this
Section 10(d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this Section 10(d), (x) in no case shall any Underwriter (except as may be provided in the Agreement Among Underwriters) be liable or responsible for any amount in excess of the underwriting discounts and commissions applicable to the Stock purchased by such Underwriter hereunder and (y) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person, if any, who was not guilty of such fraudulent misrepresentation. For purposes of this Section 10(d), each person, if any, who controls an Underwriter within the meaning of Section 15 of the Act shall have the same rights to contribution as such Underwriter, and each person, if any, who controls the Company within the meaning of Section 15 of the Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to clauses (x) and (y) of this Section 10(d). Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this Section 10(d), notify such party or parties from whom contribution may be sought, but the omission to so notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any obligation it or they may have under this Section 10(d) or otherwise. No party shall be liable for contribution for any settlement of any action or claim effected without its written consent.

                  11. DEFAULT OF THE UNDERWRITERS. If any Underwriter or Underwriters default in their obligations to purchase the Stock hereunder and arrangements satisfactory to you and the Company, evidenced by a writing or writings signed by you and the Company, for the purchase of such Stock by other persons are not made within 36 hours after such default, this Agreement will terminate without liability on the party of any non-defaulting Underwriter and the Company (except that the Company shall be liable for the expenses to be paid by it pursuant to the provisions of Section 6), provided, however, that if the number of shares of the Stock which all such defaulting Underwriters have agreed but failed to purchase shall not exceed 10% of the number of shares of the Firm Stock or the Option Stock, as the case may be, agreed to be purchased pursuant to this Agreement (other than the shares agreed to be taken up hereunder which the defaulting Underwriters failed to purchase) by all non-defaulting Underwriters, the non-defaulting Underwriters shall be obligated proportionately to take up and pay for the shares of the Firm Stock or the Option Stock which such defaulting Underwriters failed to purchase.


                  If any such default occurs, either you or the Company shall have the right to postpone the Closing Date for not more than seven days in order that the necessary changes in the Registration Statement, Prospectus and any other documents, as well as any other arrangement, may be effected. As used in this Agreement, the term "Underwriters" includes any person substituted for an Underwriter under this Section. Nothing herein will relieve a defaulting Underwriter from its liability to the other several Underwriters and the Company for its default hereunder.


                  12. REPRESENTATIONS AND INDEMNITIES TO SURVIVE DELIVERY. The respective indemnities, agreements, representations and warranties of the Company and the several Underwriters, set forth in or made pursuant to this Agreement, will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter, the Company or any of its officers or directors or any controlling person, and will survive delivery of and payment for the Stock and, in the case of the agreements contained in Sections 6, 9 and 10 hereof, will survive any termination of this Agreement.

                  13. NOTICES. All communications hereunder will be in writing and, if sent to the Underwriters, will be mailed, delivered or telegraphed and confirmed to you at McDonald Investments Inc., McDonald Investment Center, 800 Superior Avenue, Cleveland, Ohio 44114, Attention: Daniel
F. Austin, with a copy to Powell, Goldstein, Frazer & Murphy LLP, 191 Peachtree Street, NE, Suite 1600, Atlanta, Georgia 30303, Attention: Katherine M. Koops, or if sent to the Company, will be mailed, delivered or telegraphed and confirmed to the Company at Pinnacle Financial Partners, Inc., 211 Commerce Street, Suite 300, Nashville, Tennessee 37201, Attention: President, with a copy to Bass, Berry & Sims PLC, 315 Deadrick Street, Suite 2700, Nashville, Tennessee 37238, Attention: Bob F. Thompson.

                  14. SUCCESSORS, GOVERNING LAW. This Agreement will inure solely to the benefit of and be binding upon the parties hereto and the officers and directors and controlling persons referred to in Section 10 hereof and their respective successors, assigns, heirs, executors and administrators, and no other persons will have any right or obligation hereunder. This Agreement will be governed by and construed in accordance with the laws of the State of Ohio, without giving effect to the principles of any conflict of laws statute or common-law doctrine thereof.

                  15. EXECUTION IN COUNTERPARTS. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

                  16. AUTHORITY OF THE REPRESENTATIVE. You represent and warrant that you have been authorized by the several Underwriters to enter into this Agreement on their behalf and to act for them in the manner herein before provided.

                  If the foregoing is in accordance with your understanding of our agreement, kindly sign and return to us the enclosed copies hereof, whereupon it will become a binding agreement by and among the Company and the several Underwriters in accordance with its terms.

                                    Very truly yours,

                                    PINNACLE FINANCIAL PARTNERS, INC.



                                    By:
                                       ---------------------------------

                                    Its:
                                        --------------------------------



The foregoing Agreement is hereby confirmed and accepted by us in Cleveland, Ohio, acting on our own behalf and as the Representative of the several Underwriters named on Schedule A annexed hereto, as of the date first abovewritten.


McDONALD INVESTMENTS INC.
As Representative of the Several Underwriters



By:
   ------------------------------------------
                Managing Director

                                                                      SCHEDULE A


                                  UNDERWRITERS

                                                                                Number of Shares to
                           Underwriter                                             be Purchased
                           -----------                                          -------------------
McDonald Investments Inc...............................................               1,000,000



                  Total ...............................................